UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 20, 2009

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2
ITEM 9.01 Financial Statements and Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
EXHIBIT 10.1

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2009, the Company’s Compensation Committee approved a form of 2009 Executive Short-Term Incentive Plan (the “Plan”) which applies to the Principal Executive and Financial Officer, and executive-level members of the Registrant’s Executive Management Team (the “Executives”). A description of the Plan is filed as Exhibit 10.1 to this report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
10.1	Description of 2009 Executive Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Vice President and Corporate Controller
(Principal Accounting Officer)

Dated:  January 26, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Description of 2009 Executive Short-Term Incentive Plan.